UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 8, 2009

AIRSPAN NETWORKS INC.
(Exact name of registrant as specified in its charter)

Washington
(State or other jurisdiction of incorporation)

000-31031	75-2743995
(Commission file number)	(I.R.S. Employer Identification No.)

777 Yamato Road, Suite 310, Boca Raton, Florida	33431
(Address of principal executive offices)	(Zip code)

(561) 893-8670
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

In a press release dated April 8, 2009, Airspan Networks Inc. (the “Company”) announced that the last day of trading for its common stock on the NASDAQ Global Market (“NASDAQ”) will be April 9, 2009, and that following the planned filing of a Form 25 on April 10, 2009, the Company’s common stock will be suspended from trading on NASDAQ as of the opening of business on April 13, 2009.  The Company expects its common stock will continue to trade in the Pink Quote System of Pink OTC Markets Inc., under its existing symbol “AIRN”.

The Company plans to continue to provide quarterly, annual and other information regarding the Company’s performance to its shareholders via the OTC Disclosure and News Service and through its website.  The Company will initially trade in the Current Information tier of the Pink Quote System.

State law shareholder voting rights will not be affected by the change in trading market and the Company plans to continue to hold annual shareholder meetings as required by state law.

A copy of the press release announcing the above matters is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934.  All statements, other than statements of historical facts, including statements regarding the Company’s strategy, future operations, financial position, future revenues, projected costs, prospects, plans and objectives of management, may be deemed to be forward-looking statements.  The words “anticipates,” “believes,” “estimates,” “expects,” “intends,” “may,” “plans,” “projects,” “will,” “would” and similar expressions or negative variations thereof are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words.  The Company may not actually achieve the plans, intentions or expectations disclosed in the forward-looking statements and undue reliance should not placed on the forward-looking statements.  There are a number of important factors that could cause actual results or events to differ materially from the plans, intentions and expectations disclosed in the forward-looking statements the Company makes. Investors and others are therefore cautioned that a variety of factors, including certain risks, may affect the Company’s business and cause actual results to differ materially from those set forth in the forward-looking statements.  The Company is subject to the risks and uncertainties described in its Annual Report on Form 10-K for the year ended December 31, 2008, filed with the Securities and Exchange Commission on March 31, 2009.  You should read those factors as being applicable to all related forward-looking statements wherever they appear in this Current Report on Form 8-K.  We do not assume any obligation to update any forward-looking statements.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

99.1	Press Release dated April 8, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AIRSPAN NETWORKS INC.

By:	/s/ David Brant
David Brant
Senior Vice President and Chief Financial Officer

Date:  April 8, 2009

EXHIBIT INDEX

99.1           Press Release dated April 8, 2009